SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )
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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under Rule 14a-12
EnPro Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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CERTAIN INFORMATION CONCERNING PARTICIPANTS
     EnPro Industries, Inc. (“EnPro”) will file a proxy statement in connection with its 2008 annual meeting of shareholders. EnPro shareholders are strongly advised to read the proxy statement and the accompanying proxy card when they become available, as they will contain important information. Shareholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by EnPro with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at EnPro’s website, www.enproindustries.com, or by writing to EnPro Industries, Inc., 5605 Carnegie Boulevard, Suite 500, Charlotte, North Carolina 28209, Attention: Corporate Secretary. EnPro and its directors and executive officers may be deemed to be participants in the solicitation of proxies for EnPro’s 2008 annual meeting, and detailed information regarding the names and affiliations of EnPro’s directors is available in the proxy statement for EnPro’s 2007 annual meeting of shareholders filed with the Securities and Exchange Commission on March 22, 2007. Information regarding the interests of EnPro’s directors and executive officers is set forth below.

	Amount and Nature
	of Beneficial	Percent of
Name of Beneficial Owner	Ownership (1)	Class (2)
William R. Holland	38,165	*
Ernest F. Schaub	463,409	2.14%
J. P. Bolduc	1,000	*
Peter C. Browning	4,340	*
Joe T. Ford	10,000	*
Gordon D. Harnett	2,060	*
David L. Hauser	800	*
Wilbur J. Prezzano, Jr.	—	*
William Dries	134,122	*
Richard L. Magee	113,013	*
J. Milton Childress II	1,650	*
Donald G. Pomeroy II	25,007	*
Robert D. Rehley	23,448	*

13 directors and executive officers as a group	817,014	3.78%

*	Less than 1%

(1)	These numbers include the following shares that the executive officers may acquire within 60 days after February 4, 2008 through the exercise of stock options: Mr. Schaub, 284,624 shares; Mr. Dries, 103,100 shares; Mr. Magee, 90,000 shares; and Mr. Pomeroy, 18,100 shares; and all directors and executive officers as a group, 513,924 shares. The numbers also include shares held in the EnPro Retirement Savings Plan for Salaried Employees, allocated as follows: Mr. Dries, 728 shares and Mr. Magee, 14 shares. All other ownership is direct, except that Mr. Schaub and Mr. Dries indirectly own 6,000 shares and 200 shares, respectively, which are owned by family members.

(2)	Applicable percentage ownership is based on 21,631,176 shares of our common stock outstanding at February 4, 2008.
     Information concerning the names and affiliations of EnPro’s executive officers is set forth below.

Name	Position

Ernest F. Schaub	President, Chief Executive Officer and Director

William Dries	Senior Vice President and Chief Financial Officer

Richard L. Magee	Senior Vice President, General Counsel and Secretary

J. Milton Childress II	Vice President, Strategic Planning and Business Development

Donald G. Pomeroy II	Vice President and Controller

Robert D. Rehley	Vice President and Treasurer
     Ernest F. Schaub is currently President and Chief Executive Officer and has held these positions since May 2002. He is also a director of the Company. From 1999 until joining the Company, he was Executive Vice President of Goodrich Corporation and President and Chief Operating Officer of Goodrich’s Engineered Industrial Products Segment. From 1990 to 1999, Mr. Schaub was Group President, Landing Systems of Goodrich. Mr. Schaub joined Goodrich in 1971, and held a variety of engineering, manufacturing and management positions.
     William Dries is currently Senior Vice President and Chief Financial Officer and has held these positions since May 2002. He served as a consultant to Goodrich Corporation from September 2001 through December 2001 and was employed by Coltec Industries Inc from January 2002 through April 2002. Prior to that, Mr. Dries was employed by United Dominion Industries, Inc. He was Senior Vice President and Chief Financial Officer of United Dominion from December 1999 until May 2001, having previously served as Senior Vice President — Finance, Vice President and Controller. Mr. Dries, a certified public accountant, was with Ernst & Young LLP in New York prior to joining United Dominion in 1985.
     Richard L. Magee is currently Senior Vice President, General Counsel and Secretary and has held these positions since May 2002. He served as a consultant to Goodrich Corporation from October 2001 through December 2001, and was employed by Coltec Industries Inc from January 2002 through April 2002. Prior to that, Mr. Magee was Senior Vice President, General Counsel and Secretary of United Dominion Industries, Inc. from April 2000 until July 2001, having previously served as Vice President, Secretary and General Counsel. Mr. Magee was a partner in the Charlotte, North Carolina law firm Robinson, Bradshaw & Hinson, P.A. prior to joining United Dominion in 1989.

     J. Milton Childress II joined the EnPro corporate staff in December 2005. Mr. Childress was elected Vice President, Strategic Planning and Business Development in February 2006. He was a co-founder of and served from October 2001 through December 2005 as Managing Director of Charlotte-based McGuireWoods Capital Group. Prior to that, Mr. Childress was Senior Vice President, Planning and Development of United Dominion Industries, Inc. from December 1999 until May 2001, having previously served as Vice President. Mr. Childress held a number of positions with Ernst & Young’s corporate finance consulting group prior to joining United Dominion in 1992.
     Donald G. Pomeroy II is currently Vice President and Controller and has held this position since September 2007. Mr. Pomeroy served as the Vice President, Finance for Garlock Sealing Technologies from August 2004 until August 2007, having previously served as the Company’s Vice President and Controller from May 2002 through August 2004. He was Vice President, Finance and Information Technology at Stemco for Coltec Industries Inc from August 1998 until October 2001, and an employee of Coltec Industries Inc from November 2001 through May 2002. From May 1995 to February 1996, Mr. Pomeroy was a financial analyst, and from February 1996 to August 1998, he was Controller — International Operations at Garlock Sealing Technologies. Prior to joining Garlock Sealing Technologies, Mr. Pomeroy, a certified public accountant, was with Coopers & Lybrand LLP.
     Robert D. Rehley is currently Vice President and Treasurer and has held these positions since May 2002. He was employed by Coltec Industries Inc from January 2002 through April 2002. Mr. Rehley was Assistant Treasurer of Metaldyne Corporation from October 2001 to January 2002, and was Executive Director — Corporate Tax for Metaldyne from December 2000 until October 2001. Previously, he was Treasurer of Simpson Industries from April 1998 until December 2000. Mr. Rehley was Director — Finance and Business Development for Cummins Engine Company, Inc. from October 1996 until April 1998.

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